Exhibit 99.6

                         MODIFICATION AGREEMENT

      THIS MODIFICATION AGREEMENT (this "Agreement") is made to be effective as of the ______ day of October 2002, by and between BANKNORTH LEASING CORP. ("Banknorth"), and PLYMOUTH RUBBER COMPANY, INC. (the "Borrower").

      Banknorth is the holder by acquisition of Andover Capital Group, Inc. of secured collections (the "Loans") evidenced, respectively, by the following instruments:

1) Promissory Note dated November 25, 1998 in the original principal amount of $1,339,031.88, as modified, evidencing Loan No. M1026-01

2) Promissory Note dated June 30, 1999 in the original principal amount of $867,743.00, as modified, evidencing Loan No. M1026-02;

3) Promissory Note dated March 3, 2000 in the original principal amount of $810,249.90, as modified, evidencing Loan No. M1026-03; and

4) Promissory Note dated May       , 2000 in the original principal
amount of $161,313.39, as modified, evidencing Loan No. M1026-04.

The Borrower has failed to make certain payments upon the Loans when the same have come due and, therefore, an event of default has occurred under each of the Notes and the related documents, (collectively, "Loan Documents"). Banknorth now has the right to exercise any one or more of the remedies available upon default, whether arising under the Notes or other Loan Documents or otherwise. The Borrower has requested that Banknorth waive such event of defaults and modify the schedules for the payments under the Notes and otherwise modify certain agreements of the Borrower as set forth herein. Subject to the terms and conditions set forth herein, Banknorth is willing to grant a limited waiver of the existing defaults under the Loan Documents and to modify certain agreements of the Borrower under the Loan Documents. This Agreement is made to set forth the terms applicable to such limited waivers and modifications.

      NOW, THEREFORE, in consideration of the premises, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Borrower and Banknorth hereby agree as follows:

1. Waiver of Existing Defaults; Representation and Warranty of No Other Event of Default. Subject to the satisfaction of all of the conditions precedent set forth below, Banknorth agrees to waive the existing defaults; provided, however, that such waiver shall be a waiver only of the specific instances of existing defaults. Nothing contained herein shall be construed as a continuing waiver by Banknorth of any provisions of the Loan Documents as modified by this Agreement and nothing contained herein shall be construed as any agreement by Banknorth to grant any future waiver, indulgence, forbearance or other accommodation in the event of any future breach or default under any Loan Document. The Borrower represents and warrants to Banknorth that, except for the existing defaults, no other Events of Default have occurred and are continuing under any of the Loan Documents as of the date hereof, such that, after giving effect to the limited waivers and modifications provided herein, the Borrower shall be in full compliance with all of the provisions of the Loan Documents.

2. Acknowledgement of Obligations and Default.  The Borrower
acknowledges,   represents and warrants that (a) each of the Notes
and the other Loan Documents is the valid and binding obligation of the Borrower and is fully enforceable against the Borrower in accordance with all stated terms; (b) the duties of the Borrower to pay and perform its obligations under the Notes and the other Loan Documents are the absolute, unconditional obligations of the Borrower and are not subject to any set-off, defense or counterclaim; (c) (i) the Borrower's failure to pay the installments due under and on the payment dates; (ii) the Borrower's default under certain obligations owed to lenders other than Banknorth constitute events of default under the Notes on the Loan Documents and, as a result thereof, Banknorth is entitled, absent the waiver granted in this Agreement, to exercise any one or more of the default remedies available to Banknorth, whether arising under theNotes or the other Loan Documents or otherwise. THE BORROWER HEREBY UNCONDITIONALLY REAFFRIMS AND RATIFIES ALL OBLIGATIONS OWED BY THE BORROWER PURSUANT TO THE TERMS OF THE NOTES AND THE LOAN DOCUMENTS, AS HEREBY MODIFIED.

3. Acknowledgement of Outstanding Balance of Loans.   The Borrower
acknowledges the aggregate unpaid principal balance of the Loan as of October 1, 2002 is $2,227,783.33 and is allocated among the Loans as set forth below:

      Loan                              Balance
      M1026-01                        $794,623.78
      M1026-02                        $617,739.69
      M1026-03                        $676,205.34
      M1026-04                        $139,214.52

4. Security. The obligations of the Borrower to repay the Loans and perform all of the other duties of the Borrower under the Notes and the other Loan Documents shall continue to be secured by the liens, assignments, and security interests described and provided for in the Loan Documents, none of which shall be impaired by anything contained in this Agreement and all of which are hereby ratified and confirmed by the Borrower. The Borrower represents and warrants that the security interests in the collateral ("Collateral") secures the Loans shall continue to constitute perfected, first priority security interests in the Collateral in accordance with the terms stated in the Loan Documents.

5. Modification of Payment Schedules. The terms of the Notes are hereby modified so that remaining balances shall be payable monthly beginning November 1, 2002 and continuing on the first day of each month thereafter until maturity. For the period of November 1, 2002 through and including June 1, 2003, the aggregated amount of the monthly payments shall be Twenty Five Thousand Dollars ($25,000.00). For the period July 1, 2003 through and including June 1, 2004 the aggregated amount of the monthly payments shall be Forty Thousand Dollars ($40,000.00). For the period July 1, 2004 through and including June 1, 2006 the aggregated amount of the monthly payments shall be Forty Five Thousand Dollars ($45,000.00). For the period July 1, 2006 through and including June 1, 2007 the aggregated amount of the monthly payments shall be Fifty Thousand Dollars ($50,000.00). For the period July 1, 2007 through and including April 1, 2008 the aggregated amount of the monthly payments shall be Sixty Thousand Dollars ($60,000.00). On May 1, 2008, the entire remaining outstanding principal balance, together with all interest accrued thereon, shall be due and payable in full.

6. Modification of Maturity Date. The remaining balance due under the Loans shall be due and payable on August 1, 2008.

7. Modification of Interest Rate. The Notes are hereby modified so that the remaining balances of the Loans shall accrue at an interest rate of Nine and One Half Percent (9.50%) per annum beginning
November 1, 2002.

8. Restructuring Fee. Upon the execution and delivery of this Agreement, Banknorth shall be paid a restructuring fee of One
Percent of the outstanding balance from the Borrower in the amount of $22,275.00.

9. Deletion of Financial Covenants. The Parties hereby agree to delete all of the Financial Covenants.

10. No Other Modifications of Loan Documents. Except as specifically stated in this Agreement, the Notes and other Loan Documents have not been amended, modified or changed in any respect. Without limiting the foregoing, nothing herein shall be construed as a waiver or modification of any provision providing for default remedies in favor of Banknorth if any further default occurs under any of the Notes or other Loan Documents, including the right to accelerate the maturity of the Loans.

11. Further Assurances. The Borrower agrees to execute and deliver to Banknorth such other and further documents as may from time to time, be reasonably requested by Banknorth in order to execute or enforce the terms and conditions of this Agreement or any of the Loan
Documents.

12. No Novation; No Refinance. It is the intention of the parties that nothing contained in this Agreement shall be deemed to effect or accomplish or otherwise constitute a novation of any of the obligations or duties owed by the Borrower to Banknorth or of any of the Notes or other Loan Documents or to be a refinance of the Loans. Except as specifically provided herein, nothing contained herein is intended to extinguish, terminate or impair any of the duties or obligations owed by the Borrower to Banknorth.

13. Successors and Assigns. This Agreement shall inure to the benefit of and be enforceable against each of the parties and their respective successors and assigns.

14. Choice of Law; Consent to Jurisdiction; Agreement to Venue. This Agreement shall be construed, performed and enforced and its validity and enforceability determined in accordance with the laws of the State of Massachusetts. The Borrower consents to the jurisdiction of any state or federal court located in the State of Massachusetts. The Borrower waives any right to object to the maintenance of a suit in any of the state or federal courts of the State of Massachusetts on the basis of improper venue or inconvenience of forum.

15. Amendments. This Agreement may be amended only by a writing executed by all of the Parties.

16. Time. Time is of the essence of this Agreement.

17. No Oral or Implied Waiver. No failure or delay by Banknorth in the exercise or enforcement of any of its rights under any Loan Document shall be a waiver of such right or remedy nor shall a single or partial exercise or enforcement thereof preclude any other or further exercise or enforcement thereof or the exercise or enforcement of any other right or remedy. Banknorth may at any time or from time to time waive all or any rights under this Agreement any of the Note or any of the other Loan Documents, but any such waiver must be specific and in writing and no such waiver shall constitute, unless specifically so expressed by Banknorth in writing, a future waiver of performance or exact performance by the Borrower. No notice to or demand upon the Borrower in any instance shall entitle the Borrower to any other or further notice or demand in the same, similar or other circumstance.

18. Obligations Unconditional. The obligations of the Borrower set forth in this Agreement and as required by the terms of the Notes or the other Loan Documents are absolute and unconditional, and are independent of any defense or rights of set-off, recoupment or counterclaim which the Borrower might have against Banknorth. The Borrower agrees that all payments required hereunder or by the Notes or other Loan Documents shall be made free of any deductions and without abatement, diminution or set-off.

19. Release. In order to induce Banknorth to enter into this Agreement, the Borrower forever releases and discharges Banknorth and Banknorth's officers, directors, employees, attorneys and agents (collectively the "Released Parties") from any and all claims, causes of action, suits and damages (including claims for attorneys fees and costs) which the Borrower ever had or may now have against any of the Released Parties arising out of or related in any way to the loans, the Notes or the other Loan Documents, or the collateral for the loans or the administration thereof, whether known or unknown, including but not limited to any and all claims based upon or relying on any allegations or assertions of duress, illegality, unconscionability, bad faith, breach of contract, regulatory violations, negligence, misconduct, or any other tort, contract or regulatory claim of any kind or nature. This release is intended to be final and irrevocable and is not subject to the satisfaction of any conditions of any kind.

20. Waiver of Jury Trial. Each of the Parties agrees that any suit, action or proceeding, whether claim or counterclaim, brought or instituted by any party, or any successor or assign of any party, on or with respect to this Agreement, the Loans (or the administration thereof), or any of the Notes or the other Loan Documents, or which in any way relates, directly or indirectly to the obligations of any party to any other party, or the dealings of the parties with respect thereto, shall be tried by a court and not by a jury. Each of the parties hereby expressly waives any right to a trial by jury in any such suit, action or proceeding.

IN WITNESS WHEREOF, the Parties have executed this Agreement with the specific intention of creating a document under seal as of the date first above written.

WITNESS                                   BORROWER:
                                          Plymouth Rubber Company, Inc.,
                                          A Massachusetts Corporation

____________________________              ________________________________
                                          By:  Joseph J Berns, Vice President



                                          BANKNORTH LEASING CORPORATION

____________________________              ________________________________
                                          Dana P. Wedge, Senior Vice President